The Royce Fund

Supplement to the Consultant, R, and K Class Shares Prospectus Dated May 1, 2017

Royce Low-Priced Stock Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Small-Cap Leaders Fund

Royce Small-Cap Value Fund

Royce Small/Mid-Cap Premier Fund

Royce Smaller-Companies Growth Fund

Royce Total Return Fund

Effective as April 13, 2018, K Class shares of Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Small-Cap Value Fund, and Royce Total Return Fund are closed to all purchases and exchanges.

Effective as April 13, 2018, R Class shares of Royce Low-Priced Stock Fund, Royce Small-Cap Leaders Fund, Royce Small/Mid-Cap Premier Fund, and Royce Smaller-Companies Growth Fund are closed to all purchases and exchanges.

April 16, 2018

K&R-0418